As filed with the Securities and Exchange Commission on November 22, 2000
                                                           Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   __________

                                  VIATEL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                13-3787366
  (State or Other Jurisdiction of                  (I.R.S. Employer
   Incorporation or Organization)                 Identification No.)


                                685 Third Avenue
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                     VIATEL, INC. 2000 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                             James P. Prenetta, Esq.
                    Senior Vice President and General Counsel
                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                 (212) 350-9200
          (Telephone Number, Including Area Code, of Agent for Service)

                                   __________

                                    COPY TO:

                              Patricia M. Lee, Esq.
                            Kelley Drye & Warren LLP
                                 101 Park Avenue
                            New York, New York 10178
                                 (212) 808-7800
                                   __________

                         CALCULATION OF REGISTRATION FEE

========================== ==================== ====================== ====================== ======================
                                                  Proposed Maximum       Proposed Maximum
   Title of Securities        Amount To Be       Offering Price Per     Aggregate Offering          Amount of
    To Be Registered           Registered             Share(1)               Price(1)            Registration Fee
-------------------------- -------------------- ---------------------- ---------------------- ----------------------

Common stock,               5,200,000 shares          $4.734375             $24,618,750             $6,499.35
par value $.01 per share
========================== ==================== ====================== ====================== ======================

(1)  Estimated  solely for the purpose of calculating  the  registration  fee in accordance  with Rule 457(c) and (h)
     under the Securities Act of 1933, as amended.  The price per share is estimated based on the average of the high and low trading prices for Viatel, Inc.'s common stock on November 20, 2000, as reported by the Nasdaq National
     Market.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "COMMISSION") by Viatel, Inc. (the "REGISTRANT") are hereby incorporated by reference in this Registration Statement:

     (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the Commission on April 14, 2000;

     (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, as filed with the Commission on May 14, 2000, Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, as filed with the Commission on August 14, 2000 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, as filed with the Commission on November 14, 2000;

     (c) Current Reports on Form 8-K, as filed with the Commission on February 16, March 14, March 30, April 3, April 7, October 5, October 25 and November 8, 2000;

     (d) Amendment to the Current Report on Form 8-K/A, as filed with the Commission on May 12, 2000;

     (e) The description of the Registrant's common stock, $0.01 par value, contained in the Registrant's Registration Statement on Form 8-A (Registration No. 000-21261) filed with the Commission on August 27, 1996 under Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); and

     (f) All documents and reports filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment to the Registration Statement which indicates that the securities offered hereby have been sold, or which deregisters all such securities remaining unsold, shall also be deemed to be incorporated by reference into this Registration Statement and to be a part hereof commencing on the respective dates on which such documents are filed.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not Applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporations Law of the State of Delaware (the "DGCL") provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "PROCEEDING") (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A Delaware corporation may indemnify any person under such Section in connection with a proceeding by or in the right of the corporation to procure judgment in its favor, as provided in the preceding sentence, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action, except that no indemnification shall be made with respect thereto unless, and then only to the extent that, a court of competent jurisdiction shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. A Delaware corporation must indemnify present or former directors and officers who are successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter in any proceeding, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith. A Delaware corporation may pay for the expenses (including attorneys' fees) incurred by an officer or director in defending a proceeding in advance of the final disposition upon receipt of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation. Article Tenth of the Registrant's Third Amended and Restated Certificate of Incorporation, as amended, and Article X of the Registrant's Third Amended and Restated Bylaws provide for indemnification of directors and officers to the fullest extent permitted by Section 145 of the DGCL.

     Section 102(b)(7) of the DGCL permits a corporation to provide in its certificate of incorporation that a director shall not be personally liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) with respect to certain unlawful dividend payments or stock redemptions or repurchases or (iv) for any transaction from which the director derived an improper personal benefit. Article Ninth of the Registrant's Third Amended and Restated Certificate of Incorporation, as amended, eliminates the liability of directors to the fullest extent permitted by Section 102(b)(7) of the DGCL.

     Section 145 of the DGCL permits a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other employee against any liability asserted against such person and incurred by such person in such capacity, or arising out of their status as such, whether or not the corporation would have the power to indemnify directors and officers against such liability. The Registrant has obtained officers' and directors' liability insurance of $50 million for members of its Board of Directors and executive officers. In addition, the Registrant has entered into agreements to indemnify its directors and officers from and against any Expenses (as defined in the indemnity agreement) incurred by such person in connection with investigating, defending, serving as a witness in, participating in (including on appeal) or preparing for any of the foregoing in any threatened, pending or contemplated action, suit or proceeding (including an action by or in the right of the Registrant), or any inquiry, hearing or investigation, to the fullest extent permitted by law, as such law may be amended or interpreted (but only to the extent that such amendment or interpretation provides for broader indemnification rights). The indemnity agreement contains certain provisions to ensure that the indemnitee receives the benefits contemplated by the agreement in the event of a "change in control" (as defined in the indemnity agreement) such as the establishment and funding of a trust in an amount sufficient to satisfy any and all expenses reasonably anticipated to be incurred by the indemnitee in connection with investigating, preparing for, participating in and/or defending a proceeding.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.  EXHIBITS.

EXHIBIT NO.                                          DESCRIPTION
-----------      ---------------------------------------------------------------

4.1              Amended  and  Restated  Certificate  of  Incorporation  of  the
                 Registrant (incorporated herein by reference to Exhibit 3.1(i)(b) to the Registrant's Registration Statement on Form S-1, Registration No. 333-09699, filed on August 7, 1996 ("VIATEL'S FORM S-1")); Certificate of Designations, Preferences and Rights of 10% Series A Redeemable Convertible Preferred Stock, $.01 par value (incorporated herein by reference to Exhibit 3(i)(b) to the Registrant's Registration Statement on Form S-4, filed on July 10, 1998, Registration No. 333-58921 ("VIATEL'S 1998 FORM S-4")); Certificate of Amendment to the Registrant's Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 4.9 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998, File No. 000-21261); Second Certificate of Amendment to the Registrant's Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1(i) to the Registrant's Registration Statement on Form S-4, filed on October 15, 1999, Registration No. 333-89143 ("VIATEL'S OCTOBER 1999 FORM S-4"); Certificate of Designations of Series A Junior Participating Preferred Stock of the Registrant (incorporated herein by reference to
                 Exhibit 3(i)(2) to the Registrant's Current Report on Form 8-K, dated December 29, 1999, File No. 000-21261); Certificate of Designations, Preferences and Rights of 7.50% Cumulative Convertible Preferred Stock Series B-1 Due 2015 (incorporated herein by reference to Exhibit 3.1(i) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("VIATEL'S 1999 FORM 10-K")); Certificate of Designations, Preferences and Rights of 7.50% Cumulative Convertible Preferred Stock Series B-2 Due 2015 (incorporated herein by reference to Exhibit 3.1(i) to Viatel's 1999 Form 10-K); and Certificate of Designations, Preferences and Rights of Convertible Preferred Stock Series C (incorporated by reference to Exhibit 3.1(i) to Viatel's 1999 Form 10-K).

4.2              Third   Amended   and   Restated   Bylaws  of  the   Registrant
                 (incorporated   herein  by  reference  to  Exhibit  3.1(ii)  to
                 Viatel's October 1999 Form S-4).

4.3 Certificate of Trust of Viatel Financing Trust I, dated March 30, 2000 (incorporated herein by reference to Exhibit 3.1(iii) to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000, File No. 000-21261, filed on May 15, 2000 ("VIATEL'S FIRST QUARTER 2000 FORM 10-Q")).

4.4 Amended and Restated Declaration of Trust of Viatel Financing Trust I, dated and effective as of April 12, 2000 (incorporated herein by reference to Exhibit 3.1(iv) to Viatel's First Quarter 2000 Form 10-Q).

4.5              Specimen  of  the   Registrant's   common   stock   certificate
                 (incorporated  by  reference  to Exhibit 4.4 to  Viatel's  Form
                 S-1).

4.6 Indenture, dated as of April 8, 1998, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's 12.50% Senior Discount Notes Due 2008 (including form of 12.50% Senior Discount Note) (incorporated herein by reference to Exhibit 4.1 to Viatel's 1998 Form S-4).

4.7 Indenture, dated as of April 8, 1998, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's 11.25% Senior Notes Due 2008 (including form of 11.25% Senior Note) (incorporated herein by reference to
                 Exhibit 4.2 to Viatel's 1998 Form S-4).

4.8 Indenture, dated as of April 8, 1998, among the Registrant, The Bank of New York, as Trustee, and Deutsche Bank, Aktiengesellschaft, as German Paying Agent and Co-Registrar, relating to the Registrant's 12.40% Senior Discount Notes Due 2008 (including form of 12.40% Senior Discount Note) (incorporated herein by reference to Exhibit 4.3 to the Registrant's 1998 Form S-4).

4.9 Indenture, dated as of April 8, 1998, among the Registrant, The Bank of New York, as Trustee, and Deutsche Bank, Aktiengesellschaft, as German Paying Agent and Co-Registrar, relating to the Registrant's 11.15% Senior Notes Due 2008 (including form of 11.15% Senior Note) (incorporated herein by reference to Exhibit 4.4 to Viatel's 1998 Form S-4).

4.10 Indenture, dated as of March 19, 1999, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's U.S. dollar denominated 11.50% Senior Notes due 2009 (including form of 11.50% Senior Dollar Note) (incorporated herein by reference to Exhibit 4.9 to the Registrant's Registration Statement on Form S-3, filed on February 12, 1999, File No. 333-72309 ("VIATEL'S FEBRUARY 1999 FORM S-3")).

4.11 Indenture, dated as of March 19, 1999, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's euro denominated 11.50% Senior Notes due 2009 (including form of 11.50% Senior Euro Note) (incorporated herein by reference to Exhibit 4.10 to Viatel's February 1999 Form S-3).

4.12 Indenture, dated as of July 1, 1997, between Destia Communications, Inc. and The Bank of New York, as Trustee, relating to Destia's 13.50% Senior Notes due 2007 (including form of 13.50% Senior Note) (incorporated herein by reference to Exhibit 4.5 of Destia Communications, Inc.'s Registration Statement on Form S-4, File No. 333-47711, filed on August 7,
                 1997).

4.13 Indenture, dated as of December 8, 1999, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's U.S. dollar denominated 11.50% Senior Notes due 2009 (including form of 11.50% Senior Dollar Note) (incorporated herein by reference to Exhibit 4.13 to Viatel, Inc.'s Current Report on Form 8-K, dated December 9, 1999, File No. 000-21261).

4.14 Rights Agreement, dated as of December 6, 1999, between the Registrant and The Bank of New York, as Rights Agent
                 (incorporated herein by reference to Exhibit 4.12 to the Registrant's Registration Statement on Form 8-A12G, filed on December 27, 1999, File No. 000-21261).

4.15 Indenture, dated as of April 20, 2000, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's 12 3/4% Senior Euro Notes due 2008 (including form of 12 3/4% Senior Note) (incorporated herein by reference to
                 Exhibit 4.11 to Viatel's First Quarter 2000 Form 10-Q).

4.16 Indenture, dated as of April 20, 2000, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's 7 3/4% Convertible Junior Subordinated Debentures (incorporated herein by reference to Exhibit 4.12 to Viatel's First Quarter 2000 Form 10-Q).

4.17 Registration Rights Agreement, dated as of April 14, 2000, between the Registrant and Morgan Stanley & Co. Incorporated Limited, Chase Securities, Inc. and Credit Suisse First Boston Corporation (incorporated herein by reference to Exhibit 4.13 to Viatel's First Quarter 2000 Form 10-Q).

4.18 Registration Rights Agreement, dated as of April 6, 2000, among the Registrant, Viatel Financing Trust I, Morgan Stanley & Co. Incorporated, Salomon Smith Barney, Inc. and Banc of America Securities LLC (incorporated herein by reference to Exhibit
                 4.14 to Viatel's First Quarter 2000 Form 10-Q).

4.19 First Supplemental Indenture, dated as of June 19, 2000, between the Registrant and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.18 to Viatel, Inc.'s Registration Statement on Form S-3, Registration No. 333-40692, filed on June 30, 2000).

4.20 Amendment to Rights Agreement, dated as of February 1, 2000, between the Registrant and The Bank of New York, as Rights Agent (incorporated herein by reference to Exhibit 4.16 to Viatel's Second Quarter 2000 Form 10-Q).

4.21 Amendment No. 2 to Rights Agreement between the Registrant and The Bank of New York, as Rights Agent (incorporated herein by reference to Exhibit 4.17 to Viatel, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000, File No. 000-21261, filed on November 14, 2000).

4.22 Viatel, Inc. 2000 Stock Incentive Plan (incorporated herein by reference to Annex A of Viatel, Inc.'s Definitive Proxy Statement on Schedule 14A, File No. 000-21261, filed on August 1, 2000).

4.23* Certificate of Amendment to the Registrant's Amended and Restated Certificate of Incorporation, filed on September 18, 2000 with the Secretary of State of the State of Delaware.

5* Opinion of Kelley Drye & Warren LLP as to the validity of the securities being registered.

23.1* Consent of Kelley Drye & Warren LLP (included in their opinion filed as Exhibit 5).

23.2*            Consent of KPMG LLP.

23.3*            Consent of Arthur Andersen LLP.

23.4*            Consent of PricewaterhouseCoopers.

24*              Powers of Attorney (See Signature Page).

______________________
  *Filed herewith


ITEM 9.  UNDERTAKINGS.

(a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 21st day of November, 2000.

                                                 VIATEL, INC.

                                  By:  /S/ MICHAEL J.Mahoney
                                     -------------------------------------------
                                  Name:  Michael J. Mahoney
                                  Title:  Chairman of the Board and
                                           Chief Executive Officer


                                POWER OF ATTORNEY

     Each person whose individual signature appears below hereby authorizes Michael J. Mahoney, Allan L. Shaw and James P. Prenetta and each of them, as attorneys-in-fact, with full power of substitution, to execute in the name and on behalf of such person, individually and in each capacity stated below, and to file any and all amendments to this Registration Statement, including any and all post-effective amendments.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                    TITLE                             DATE

/S/ MICHAEL J. MAHONEY       Chairman of the Board and Chief   November 21, 2000
---------------------------     Executive Officer
  Michael J. Mahoney

/S/ WILLIAM C. MURPHY        President and Director            November 21, 2000
---------------------------
  William C. Murphy

/S/ ALLAN L. SHAW            Chief Financial Officer           November 21, 2000
---------------------------
  Allan L. Shaw

/S/ ALFRED WEST              Vice Chairman and Director        November 21, 2000
---------------------------
  Alfred West

/S/ FRANCIS J. MOUNT         Director                          November 21, 2000
---------------------------
  Francis J. Mount

/S/ PAUL G. PIZZANI          Director                          November 21, 2000
---------------------------
  Paul G. Pizzani

/S/ JOHN G. GRAHAM           Director                          November 21, 2000
---------------------------
  John G. Graham

/S/ EDWARD C. SCHMULTS       Director                          November 21, 2000
---------------------------
  Edward C. Schmults

/S/JOHN R. MUSE              Director                          November 21, 2000
---------------------------
  John R. Muse



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

                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
--------------------------------------------------------------------------------

4.1              Amended  and  Restated  Certificate  of  Incorporation  of  the
                 Registrant (incorporated herein by reference to Exhibit 3.1(i)(b) to the Registrant's Registration Statement on Form S-1, Registration No. 333-09699, filed on August 7, 1996 ("VIATEL'S FORM S-1")); Certificate of Designations, Preferences and Rights of 10% Series A Redeemable Convertible Preferred Stock, $.01 par value (incorporated herein by reference to Exhibit 3(i)(b) to the Registrant's Registration Statement on Form S-4, filed on July 10, 1998, Registration No. 333-58921 ("VIATEL'S 1998 FORM S-4")); Certificate of Amendment to the Registrant's Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 4.9 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998, File No. 000-21261); Second Certificate of Amendment to the Registrant's Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1(i) to the Registrant's Registration Statement on Form S-4, filed on October 15, 1999, Registration No. 333-89143 ("VIATEL'S OCTOBER 1999 FORM S-4"); Certificate of Designations of Series A Junior Participating Preferred Stock of the Registrant (incorporated herein by reference to
                 Exhibit 3(i)(2) to the Registrant's Current Report on Form 8-K, dated December 29, 1999, File No. 000-21261); Certificate of Designations, Preferences and Rights of 7.50% Cumulative Convertible Preferred Stock Series B-1 Due 2015 (incorporated herein by reference to Exhibit 3.1(i) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("VIATEL'S 1999 FORM 10-K")); Certificate of Designations, Preferences and Rights of 7.50% Cumulative Convertible Preferred Stock Series B-2 Due 2015 (incorporated herein by reference to Exhibit 3.1(i) to Viatel's 1999 Form 10-K); and Certificate of Designations, Preferences and Rights of Convertible Preferred Stock Series C (incorporated by reference to Exhibit 3.1(i) to Viatel's 1999 Form 10-K).

4.2              Third   Amended   and   Restated   Bylaws  of  the   Registrant
                 (incorporated   herein  by  reference  to  Exhibit  3.1(ii)  to
                 Viatel's October 1999 Form S-4).

4.3 Certificate of Trust of Viatel Financing Trust I, dated March 30, 2000 (incorporated herein by reference to Exhibit 3.1(iii) to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000, File No. 000-21261, filed on May 15, 2000 ("VIATEL'S FIRST QUARTER 2000 FORM 10-Q")).

4.4 Amended and Restated Declaration of Trust of Viatel Financing Trust I, dated and effective as of April 12, 2000 (incorporated herein by reference to Exhibit 3.1(iv) to Viatel's First Quarter 2000 Form 10-Q).

4.5              Specimen  of  the   Registrant's   common   stock   certificate
                 (incorporated  by  reference  to Exhibit 4.4 to  Viatel's  Form
                 S-1).

4.6 Indenture, dated as of April 8, 1998, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's 12.50% Senior Discount Notes Due 2008 (including form of 12.50% Senior Discount Note) (incorporated herein by reference to Exhibit 4.1 to Viatel's 1998 Form S-4).



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

4.7 Indenture, dated as of April 8, 1998, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's 11.25% Senior Notes Due 2008 (including form of 11.25% Senior Note) (incorporated herein by reference to
                 Exhibit 4.2 to Viatel's 1998 Form S-4).

4.8 Indenture, dated as of April 8, 1998, among the Registrant, The Bank of New York, as Trustee, and Deutsche Bank, Aktiengesellschaft, as German Paying Agent and Co-Registrar, relating to the Registrant's 12.40% Senior Discount Notes Due 2008 (including form of 12.40% Senior Discount Note) (incorporated herein by reference to Exhibit 4.3 to the Registrant's 1998 Form S-4).

4.9 Indenture, dated as of April 8, 1998, among the Registrant, The Bank of New York, as Trustee, and Deutsche Bank, Aktiengesellschaft, as German Paying Agent and Co-Registrar, relating to the Registrant's 11.15% Senior Notes Due 2008 (including form of 11.15% Senior Note) (incorporated herein by reference to Exhibit 4.4 to Viatel's 1998 Form S-4).

4.10 Indenture, dated as of March 19, 1999, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's U.S. dollar denominated 11.50% Senior Notes due 2009 (including form of 11.50% Senior Dollar Note) (incorporated herein by reference to Exhibit 4.9 to the Registrant's Registration Statement on Form S-3, filed on February 12, 1999, File No. 333-72309 ("VIATEL'S FEBRUARY 1999 FORM S-3")).

4.11 Indenture, dated as of March 19, 1999, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's euro denominated 11.50% Senior Notes due 2009 (including form of 11.50% Senior Euro Note) (incorporated herein by reference to Exhibit 4.10 to Viatel's February 1999 Form S-3).

4.12 Indenture, dated as of July 1, 1997, between Destia Communications, Inc. and The Bank of New York, as Trustee, relating to Destia's 13.50% Senior Notes due 2007 (including form of 13.50% Senior Note) (incorporated herein by reference to Exhibit 4.5 of Destia Communications, Inc.'s Registration Statement on Form S-4, File No. 333-47711, filed on August 7,
                 1997).

4.13 Indenture, dated as of December 8, 1999, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's U.S. dollar denominated 11.50% Senior Notes due 2009 (including form of 11.50% Senior Dollar Note) (incorporated herein by reference to Exhibit 4.13 to Viatel, Inc.'s Current Report on Form 8-K, dated December 9, 1999, File No. 000-21261).

4.14 Rights Agreement, dated as of December 6, 1999, between the Registrant and The Bank of New York, as Rights Agent
                 (incorporated herein by reference to Exhibit 4.12 to the Registrant's Registration Statement on Form 8-A12G, filed on December 27, 1999, File No. 000-21261).

4.15 Indenture, dated as of April 20, 2000, between the Registrant and The Bank of New York, as Trustee, relating to the Registrant's 12 3/4% Senior Euro Notes due 2008 (including form of 12 3/4% Senior Note) (incorporated herein by reference to
                 Exhibit 4.11 to Viatel's First Quarter 2000 Form 10-Q).

4.16 Indenture, dated as of April 20, 2000, between the Registrant and The Bank of New York, as Trustee, relating to the


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

                 Registrant's 7 3/4% Convertible Junior Subordinated Debentures (incorporated herein by reference to Exhibit 4.12 to Viatel's First Quarter 2000 Form 10-Q).

4.17 Registration Rights Agreement, dated as of April 14, 2000, between the Registrant and Morgan Stanley & Co. Incorporated Limited, Chase Securities, Inc. and Credit Suisse First Boston Corporation (incorporated herein by reference to Exhibit 4.13 to Viatel's First Quarter 2000 Form 10-Q).

4.18 Registration Rights Agreement, dated as of April 6, 2000, among the Registrant, Viatel Financing Trust I, Morgan Stanley & Co. Incorporated, Salomon Smith Barney, Inc. and Banc of America Securities LLC (incorporated herein by reference to Exhibit
                 4.14 to Viatel's First Quarter 2000 Form 10-Q).

4.19 First Supplemental Indenture, dated as of June 19, 2000, between the Registrant and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.18 to Viatel, Inc.'s Registration Statement on Form S-3, Registration No. 333-40692, filed on June 30, 2000).

4.20 Amendment to Rights Agreement, dated as of February 1, 2000, between the Registrant and The Bank of New York, as Rights Agent (incorporated herein by reference to Exhibit 4.16 to Viatel's Second Quarter 2000 Form 10-Q).

4.21 Amendment No. 2 to Rights Agreement between the Registrant and The Bank of New York, as Rights Agent (incorporated herein by reference to Exhibit 4.17 to Viatel, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000, File No. 000-21261, filed on November 14, 2000).

4.22 Viatel, Inc. 2000 Stock Incentive Plan (incorporated herein by reference to Annex A of Viatel, Inc.'s Definitive Proxy Statement on Schedule 14A, File No. 000-21261, filed on August 1, 2000).

4.23* Certificate of Amendment to the Registrant's Amended and Restated Certificate of Incorporation, filed on September 18, 2000 with the Secretary of State of the State of Delaware.

5* Opinion of Kelley Drye & Warren LLP as to the validity of the securities being registered.

23.1* Consent of Kelley Drye & Warren LLP (included in their opinion filed as Exhibit 5).

23.2*            Consent of KPMG LLP.

23.3*            Consent of Arthur Andersen LLP.

23.4*            Consent of PricewaterhouseCoopers.

24*              Powers of Attorney (See Signature Page).

______________________
  *Filed herewith

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